STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 8,894,723	$ 7,089,509
Dividend and interest income	748,347	629,577
Total investment income	9,643,070	7,719,086
Interest income on notes receivable from participants	126,513	107,702
Contributions:
Participant	5,017,374	4,822,812
Employer	2,207,343	2,226,459
Rollovers	522,267	549,517
Total contributions	7,746,984	7,598,788
Total additions	17,516,567	15,425,576
DEDUCTIONS:
Benefits paid to participants	5,600,418	10,381,169
Administrative expenses	85,173	84,563
Total deductions	5,685,591	10,465,732
Net increase	11,830,976	4,959,844
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	67,991,613	63,031,769
End of year	$ 79,822,589	$ 67,991,613